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                                                                  EXHIBIT 10.26


                              FIRST AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

         This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 7, 2001 (this "Amendment") is entered into among LANCE, INC. (the "Company"), LANFIN INVESTMENTS INC. (the "Canadian Borrower"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (the "Lenders"), FIRST UNION NATIONAL BANK, as syndication agent, WACHOVIA BANK, N.A., as documentation agent, BANK OF AMERICA CANADA, as Canadian Agent, BANK OF AMERICA, N.A. ("Bank of America"), as Issuing Lender and as Administrative Agent, and BANK OF AMERICA, NATIONAL ASSOCIATION, ACTING THROUGH ITS CANADIAN BRANCH.

                                    RECITALS

         A. The Company, the Canadian Borrower, the Lenders, the Canadian Agent and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 26, 2000 (the "Agreement").

         B. The parties wish to amend the Agreement as hereinafter set forth in order to, among other things, reflect that Bank of America, National Association, acting through its Canadian Branch, is succeeding to the rights and obligations of Bank of America Canada under the Agreement effective as of January 1, 2002, correct certain financial covenant provisions and permit a reorganization of certain Subsidiaries of the Company.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

         2. Amendments to Agreement. The Agreement is hereby amended as follows:

                  2.1 Effective as of January 1, 2002, the definition of "Canadian BA Lender" in Section 1.1 of the Agreement is amended by replacing the words "bank chartered under the Bank Act (Canada)" with the words "bank mentioned in Schedule I or Schedule II of the Bank Act (Canada) or is an authorized foreign bank mentioned in Schedule III of the Bank Act (Canada) that is not subject to the restrictions and requirements referred to in subsection 524(2) of the Bank Act (Canada)".

                  2.2 Effective as of January 1, 2002, the definition of "Canadian Prime Rate" in Section 1.1 of the Agreement is amended by replacing the words "Bank of America Canada" with


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"Bank of America, National Association, acting through its Canadian Branch" in each instance in which they appear in such definition.

                  2.3 Effective as of January 1, 2002, (i) Bank of America Canada resigns as Canadian Agent, (ii) the undersigned Required Lenders appoint, and Bank of America, National Association, acting through its Canadian Branch accepts the appointment of, Bank of America, National Association, acting through its Canadian Branch as the Canadian Agent in place of Bank of America Canada, (iii) Bank of America, National Association, acting through its Canadian Branch succeeds to all of the rights and is obligated to perform all of the obligations of the Canadian Agent under the Agreement and the other Loan Documents, and (iv) Bank of America Canada is released from its obligations as Canadian Agent under the Credit Agreement and the other Loan Documents, to the extent such obligations are assumed by Bank of America, National Association, acting through its Canadian Branch.

                  2.4 Section 8.1 of the Agreement is amended by replacing the phrase "the third anniversary of the Effective Date" with the date "May 12, 2002" wherever it occurs therein.

                  2.5 Section 8.4 of the Agreement is amended so that the proviso following clause (c) thereof reads in its entirety as follows:

         "provided that, notwithstanding the foregoing, so long as the HSW Mortgage Loan exists, the Company shall not permit HSW Mortgage Corp. or any direct or indirect parent thereof, other than the Company (each a "Restricted Subsidiary") to merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any other Person, except that (w) any Restricted Subsidiary may merge or consolidate with or into the Company, provided that the Company shall be the continuing or surviving corporation, (x) any Restricted Subsidiary may convey, transfer, lease or otherwise dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company, (y) any Restricted Subsidiary may merge or consolidate with or into any Wholly-Owned Subsidiary of the Company (whereupon such Restricted Subsidiary shall cease to be a Restricted Subsidiary and such Wholly-Owned Subsidiary shall become a Restricted Subsidiary), and (z) any Restricted Subsidiary may convey, transfer, lease or otherwise dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise), to any Wholly-Owned Subsidiary of the Company (whereupon such Restricted Subsidiary shall cease to be a Restricted Subsidiary and such Wholly-Owned Subsidiary shall become a Restricted Subsidiary)."

                  2.6 Section 8.14 of the Agreement is amended so that the first sentence thereof reads in its entirety as follows:

         "So long as the HSW Mortgage Loan exists, the Company shall not, and shall not permit any Subsidiary to, sell or otherwise dispose of any of its interest in any Restricted Subsidiary, except as permitted by
         Section 8.4."


                                      -2-
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         3.       Representations and Warranties. The Company hereby represents and warrants to each Agent and each Lender (and the Canadian Borrower represents and warrants with respect to itself to each Agent and each Lender) as follows:

                  (i) Representations and Warranties. The representations and warranties contained in Article VI of the Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

                  (ii) Enforceability. The execution and delivery by each Borrower of this Amendment, and the performance by each Borrower of this Amendment and the Agreement, as amended hereby, are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower. This Amendment and the Agreement, as amended hereby, are valid and legally binding obligations of each Borrower, enforceable in accordance with their terms.

                  (iii) No Default. No Event of Default or Unmatured Event of Default has occurred and is continuing.

         4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect; and each Borrower confirms and reaffirms its Obligations under the Agreement as amended by this Amendment. After this Amendment becomes effective, all references in the Agreement (or in any other Loan Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

         5. Effectiveness. This Amendment shall become effective upon the receipt by the Agent on or before December 17, 2001 of counterparts of this Amendment (whether by facsimile or otherwise) executed by the Borrowers, the Agents, Bank of America, National Association, acting through its Canadian Branch, and the Required Lenders (including the Required Canadian Lenders).

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A facsimile of the signature of any party on any counterpart shall be effective as the signature of the party executing such counterpart for purposes of the effectiveness of this Amendment.

         7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of North Carolina without regard to the conflicts or choice of law principles thereof; provided that the parties hereto shall retain all rights arising under U.S. Federal law.

         8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.


                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]


                                      -3-
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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                    LANCE, INC.


                                    By:  /s/ B. Clyde Preslar
                                       ----------------------------------------
                                    Title:  Vice President & CFO
                                          -------------------------------------


                                    LANFIN INVESTMENTS INC.


                                    By:   /s/ B. Clyde Preslar
                                       ----------------------------------------
                                    Title:   Vice President & Treasurer
                                          -------------------------------------


                                    BANK OF AMERICA, N.A., as Administrative
                                    Agent


                                    By:   /s/ William F. Sweeney
                                       ----------------------------------------
                                    Title:   Managing Director
                                          -------------------------------------


                                    BANK OF AMERICA, N.A., as Issuing Lender and a U.S. Lender


                                    By:   /s/ William F. Sweeney
                                       ----------------------------------------
                                    Tide:   Managing Director
                                         --------------------------------------


                                      S-1                        First Amendment
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                                    FIRST UNION NATIONAL BANK,
                                    as Syndication Agent and a U.S. Lender


                                    By:   /s/ Sarah T. Warren
                                       ----------------------------------------
                                    Title:   Vice President
                                          -------------------------------------


                                    WACHOVIA BANK, N.A.,
                                    as Documentation Agent and a U.S. Lender


                                    By:   /s/ Meg Beveridge
                                       ----------------------------------------
                                    Title:   Vice President
                                          -------------------------------------


                                    BANK OF AMERICA CANADA,
                                    as Canadian Agent and a Canadian Lender


                                    By: /s/ Medina Sales De Andrade
                                        /s/ Nelson Lam
                                       ----------------------------------------
                                    Title:  Asst. Vice President
                                            Vice President
                                          -------------------------------------


                                    BANK OF AMERICA, NATIONAL ASSOCIATION,
                                    acting through its Canadian Branch


                                    By:   /s/ Edwin Cox
                                       ----------------------------------------
                                    Title:   Managing Director
                                          -------------------------------------


                                    CONGRESS FINANCIAL CORPORATION
                                    (CANADA), as a Canadian Lender


                                    By:   /s/ Harry Rosenfeld
                                       ----------------------------------------
                                    Title: Senior Vice President
                                          -------------------------------------


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as a Canadian Lender


                                    By:   /s/ Garry Schlaht
                                       ----------------------------------------
                                    Title:  Manager Commercial Credit
                                          -------------------------------------


                                      S-2                        First Amendment